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                                                                   EXHIBIT NO. 3

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report of Intrawest Corporation (the "Corporation") on Form 40-F for the fiscal year ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joe S. Houssian, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: September 20, 2005

                                       By: /s/ JOE S. HOUSSIAN
                                           -------------------------------------
                                           Name:  Joe S. Houssian
                                           Title: President and
                                                  Chief Executive Officer



      In connection with the annual report of Intrawest Corporation (the "Corporation") on Form 40-F for the fiscal year ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John E. Currie, Executive Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: September 20, 2005

                                       By: /s/ JOHN E. CURRIE
                                           -------------------------------------
                                           Name:  John E. Currie
                                           Title: Chief Financial Officer